Exhibit 99
OFG Bancorp Reports 4Q21 & 2021 Results
SAN JUAN, Puerto Rico, January 19, 2022 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the fourth quarter and year ended Dec. 31, 2021.

Summary
4Q21: EPS diluted was $0.66 compared to $0.81 in 3Q21 and $0.42 in 4Q20. 4Q21 results were impacted by the strategic decision to sell $65.5 million of past due loans, which had been partially reserved, but required $9.7 million in additional provision. Total core revenues were $141.0 million compared to $134.7 million in 3Q21 and $132.8 million in 4Q20.
2021: EPS diluted was $2.81 compared to $1.32 in 2020. Total core revenues were $536.6 million compared to $519.3 million. OFG completed the $92.0 million redemption of its outstanding preferred stock and its $50.0 million common stock repurchase plan. Tangible Book Value per share of $19.08 grew 12.4% year over year.

CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “Our core business demonstrated strong momentum as we ended 2021 and enter 2022. Results for the fourth quarter and year underscore our opportunities for the future. We are extremely proud of our accomplishments in 2021 and look forward to continuing to invest in improving the customer experience and growing together with our clients and the communities we serve.”
4Q21 Highlights

Net Interest Income of $104.2 million compared to $102.7 million in 3Q21 and $98.7 million in 4Q20. Compared to 3Q21, 4Q21 NII reflected level interest income from loans and cash, increased income from investment securities, and lower cost of deposits and borrowings.

Loans Held for Investment totaled $6.40 billion at 12/31/21 compared to $6.41 billion at 9/30/21 and $6.66 billion at 12/31/20. The 4Q21 net decrease of $8.3 million included a reduction of $65.5 million from the previously mentioned decision to sell past due loans.
New Loan Origination totaled $632.7 million compared to $556.2 million in 3Q21 and $485.3 million in 4Q20. 4Q21 reflected continued high levels of auto, commercial, and mortgage lending, and increased demand for consumer loans.
Total Interest Expense was $8.4 million compared to $9.4 million in 3Q21 and $14.3 million in 4Q20. 4Q21 reflected lower cost of core deposits (26 bps vs. 30 bps in 3Q21 and 53 bps in 4Q20) due to generally lower rates and CD maturities. 4Q21 also reflected lower borrowings with the early termination of $33.3 million in 2.98% FHLB advances.

Customer Deposits totaled $8.59 billion at 12/31/21 compared to $9.23 billion at 9/30/21 and $8.37 billion at 12/31/20. The $641.3 million sequential decline from 3Q21 reflected withdrawals at year-end by government-related and institutional commercial clients, partially offset by increased retail deposits.
Provision for Credit Losses of $7.2 million included $9.7 million for the previously mentioned decision to sell past due loans and $2.7 million in net reserve releases. This compares to a net benefit of $5.0 million in 3Q21 and a net expense of $14.2 million in 4Q20. 4Q21’s net charge-offs of $32.5 million primarily related to the decision to sell past due loans. Total non-performing loan rate fell to 1.75% from 2.08% in 3Q21 and 2.28% in 4Q20.
Banking and Financial Service Revenues were $36.7 million compared to $32.0 million in 3Q21 and $34.0 million in 4Q20. 4Q21 reflected higher levels of banking service, mortgage banking activity, and wealth management, which included $4.3 million in annual insurance commissions.
Non-Interest Expenses were $86.5 million compared to $78.9 million in 3Q21 and $89.0 million in 4Q20. 4Q21 included increased compensation related investment in people, $2.4 million for a legal reserve and to cover operational losses, $2.0 million in technology enhancements, $1.0 million lower gains on sales of real estate owned compared to 3Q21, and costs related to higher levels of business activity.
Pre-Provision Net Revenues were $55.8 million compared to $56.3 million in 3Q21 and $44.1 million in 4Q20.
Capital: CET1 ratio was 13.77% compared to 13.52% in 3Q21 and 13.08% in 4Q20.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 4Q21 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 459-5346 or (203) 518-9544. Conference ID: OFGQ421. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter and year ended December 31, 2021, and the 4Q21 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters in Puerto Rico; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 58th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2021 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

	Table of Contents
		Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2-3
Table 2:	Consolidated Statements of Operations	4-5
Table 3:	Consolidated Statements of Financial Condition	6
Table 4:	Information on Loan Portfolio and Production	7-8
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	9-10
Table 6:	Loan Information and Performance Statistics	11-13
Table 7:	Allowance for Credit Losses	14
Table 8:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital	15-16
Table 9:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1-8)	17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2021		2021		2021		2021	2020
(Dollars in thousands, except per share data) (unaudited)		Q4		Q3		Q2		Q1	Q4
Statement of Operations
Net interest income		$104,204		$102,705		$102,257		$98,204	$98,738
Non-interest income, net (core)	(2)	36,746		32,012		31,048		29,452	34,047
Total core revenues		140,950		134,717		133,305		127,656	132,785
Non-interest expense		86,490		78,924	(b)	82,676		77,666	89,039
Pre-provision net revenues	(22)	55,809		56,298		51,772		50,945	44,123
Total provision for (recapture of) credit losses		7,199	(a)	(4,997)		(8,305)		6,324	14,176
Net income before income taxes		48,610		61,295		60,077		44,621	29,947
Income tax expense		15,330		19,624		19,250		14,248	6,646
Net income available to common stockholders		33,280		41,671		40,827		29,118	21,673
Common Share Statistics
Earnings per common share - basic	(3)	$0.67		$0.82		$0.79		$0.57	$0.42
Earnings per common share - diluted	(4)	$0.66		$0.81		$0.78		$0.56	$0.42
Average common shares outstanding		49,746		51,063	(c)	51,636		51,397	51,350
Average common shares outstanding and equivalents		50,299		51,516	(c)	52,048		51,752	51,618
Cash dividends per common share		$0.12		$0.12	(c)	$0.08		$0.08	$0.07
Book value per common share (period end)		$21.54		$21.08		$20.59		$19.90	$19.54
Tangible book value per common share (period end)	(5)	$19.08		$18.59		$18.13		$17.39	$16.97
Balance Sheet (Average Balances)
Loans	(6)	$6,452,128		$6,465,874		$6,598,569		$6,635,908	$6,708,284
Interest-earning assets		9,897,073		9,879,687		9,726,905		9,358,377	9,270,739
Total assets		10,484,125		10,492,502		10,356,879		10,004,047	9,921,254
Core deposits		9,084,282		9,103,221		8,963,336		8,535,678	8,451,308
Total deposits		9,095,648		9,114,587		8,997,842		8,581,633	8,515,646
Interest-bearing deposits		6,435,246		6,474,977		6,392,219		6,223,419	6,199,929
Borrowings		75,970		98,943		99,950		100,951	101,930
Stockholders' equity		1,066,764		1,068,618	(c)(d)	1,083,452	(d)	1,101,046	1,083,423
Common stockholders' equity		1,066,764		1,066,361		1,046,835		1,019,176	1,001,553
Performance Metrics
Net interest margin	(7)	4.18%		4.12%		4.22%		4.26%	4.24%
Return on average assets	(8)	1.27%		1.59%		1.58%		1.21%	0.94%
Return on average tangible common stockholders' equity	(9)	14.11%		17.72%		17.78%		13.11%	9.99%
Efficiency ratio	(10)	61.36%		58.59%		62.02%		60.84%	67.06%
Full-time equivalent employees, period end		2,269		2,274		2,231		2,238	2,275
Credit Quality Metrics	(1)(21)
Allowance for credit losses		$155,937	(a)	$180,872		$191,717		$201,973	$204,809
Allowance as a % of loans held for investment		2.44%		2.82%		2.95%		3.06%	3.07%
Net charge-offs		$32,482	(a)	$6,051	(e)	$2,118		$9,105	$44,814	(e)
Net charge-off rate	(11)	2.01%	(a)	0.37%	(e)	0.13%		0.55%	2.67%	(e)
Early delinquency rate (30 - 89 days past due)		2.34%		2.06%		1.86%		2.15%	2.68%
Total delinquency rate (30 days and over)		3.71%		3.82%		3.90%		4.65%	5.74%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		9.63%		9.33%	(c)(d)	9.84%	(d)	10.48%	10.30%
Common equity Tier 1 capital ratio		13.77%		13.52%	(c)	13.95%		13.56%	13.08%
Tier 1 risk-based capital ratio		14.27%		14.03%	(c)(d)	14.70%	(d)	15.28%	14.78%
Total risk-based capital ratio		15.52%		15.28%	(c)(d)	15.95%	(d)	16.54%	16.04%
Tangible common equity ("TCE") ratio		9.69%		8.86%	(c)	9.06%		8.95%	9.00%
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. The Company transferred to held for sale past due residential mortgage loans with reporting balance of $39.8 million and a PCD commercial loan with reporting balance of $20.9 million. As a result of the decision to sell loans, the Company recognized $30.1 million in net charge-offs and an additional provision of $9.7 million, decreasing the allowance for credit losses by $20.4 million.
(b)During 3Q 2021, foreclosed real estate and other repossessed assets (income) expenses benefited from a gain in real estate owned sales.
(c)During 3Q 2021, the Company repurchased $40.2 million common stock from its $50.0 million share buyback program and increased its common stock dividend to $0.12 per share. During 4Q 2021, the Company repurchased $9.7 million common stock from its $50.0 million share buyback program.
(d)During 3Q 2021, the Company redeemed Series D Preferred Stock. During 2Q 2021, the Company redeemed Series A and B Preferred Stock.
(e)During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2021		2020
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$407,370		$408,432
Non-interest income, net (core)	(2)	129,258		110,872	(e)
Total core revenues		536,628		519,304
Non-interest expense		325,756		345,286
Pre-provision net revenues	(22)	214,824		187,498
Total (recapture of) provision for credit losses		221	(a)	92,672	(e)
Net income before income taxes		214,603		94,826
Income tax expense		68,452		20,499
Net income available to common stockholders		144,896		67,815
Common Share Statistics
Earnings per common share - basic	(3)	$2.85		$1.32
Earnings per common share - diluted	(4)	$2.81		$1.32
Average common shares outstanding		50,956	(b)(c)	51,358
Average common shares outstanding and equivalents		51,370	(b)(c)	51,555
Cash dividends per common share		$0.40	(d)	$0.28
Book value per common share (period end)		$21.54		$19.54
Tangible book value per common share (period end)	(5)	$19.08		$16.97
Balance Sheet (Average Balances)
Loans	(6)	$6,537,488		$6,748,510
Interest-earning assets		9,717,506		8,966,989
Total assets		10,336,137		9,670,969
Core deposits		8,923,563		8,051,208
Total deposits		8,949,227		8,219,936
Interest-bearing deposits		6,382,303		6,150,150
Borrowings		93,899		158,271
Stockholders' equity		1,079,845		1,056,729
Common stockholders' equity		1,049,960		974,859
Performance Metrics
Net interest margin	(7)	4.19%		4.55%
Return on average assets	(8)	1.41%		0.77%
Return on average tangible common stockholders' equity	(9)	15.70%		8.10%
Efficiency ratio	(10)	60.70%		66.49%
Full-time equivalent employees, period end		2,269		2,275
Credit Quality Metrics	(1)(21)
Allowance for credit losses		$155,937		$204,809
Allowance as a % of loans held for investment		2.44%		3.07%
Net charge-offs		$49,756		$95,168
Net charge-off rate	(11)	0.76%		1.41%
Early delinquency rate (30 - 89 days past due)		2.34%		2.68%
Total delinquency rate (30 days and over)		3.71%		5.74%
(a)During 2021 asset quality trends improved consistently compared to prior year.
(b)During 2021, the Company repurchased $49.9 million common stock from of its $50.0 million share buyback program.
(c)During 2021, the Company redeemed all of its outstanding Series A, Series B and Series D Preferred Stock.
(d)During 3Q 2021, the Company increased its common stock quarterly dividend to $0.12 per share, from $0.08 in 2Q 2021 and 1Q 2021, and $0.07 in 2020.
(e)During 2020, the Company increased its provision for credit losses by $39.1 million, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic as a result of lockdown measures by the local Government.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

		Quarter Ended
(Dollars in thousands, except per share data) (unaudited)		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021	December 31, 2020
Interest income:
Loans	(1)
Non-PCD loans		$84,919		$85,032		$85,181		$82,936	$81,171
PCD loans		22,660		22,905		24,880		25,275	29,250
Total interest income from loans		107,579		107,937		110,061		108,211	110,421
Investment securities		5,036		4,202		3,402		2,771	2,600
Total interest income		112,615		112,139		113,463		110,982	113,021
Interest expense:
Deposits
Core deposits		7,830		8,681		10,436		11,861	13,225
Brokered deposits		9		10		24		163	288
Total deposits		7,839		8,691		10,460		12,024	13,513
Borrowings		572		743		746		754	770
Total interest expense		8,411		9,434		11,206		12,778	14,283
Net interest income		104,204		102,705		102,257		98,204	98,738
(Recapture of) provision for credit losses, excluding PCD loans	(1)	(461)		(2,351)		(7,726)		2,998	15,464
Provision for (recapture of) credit losses on PCD loans	(1)	7,660		(2,646)		(579)		3,326	(1,288)
Total provision for (recapture of) credit losses		7,199	(a)	(4,997)		(8,305)		6,324	14,176
Net interest income after provision for credit losses		97,005		107,702		110,562		91,880	84,562
Non-interest income:
Banking service revenues		18,767		18,198		18,248		16,493	16,901
Wealth management revenues		11,774	(b)	7,619		8,263		7,388	10,865	(b)
Mortgage banking activities		6,205		6,195		4,537		5,571	6,281
Total banking and financial service revenues		36,746		32,012		31,048		29,452	34,047
Other income, net		1,349	(c)	505		1,143		955	377
Total non-interest income, net		38,095		32,517		32,191		30,407	34,424
Non-interest expense:
Compensation and employee benefits		34,160		33,745		32,919		32,618	30,921
Occupancy, equipment and infrastructure costs		12,424		12,078		12,528		13,128	12,064
General and administrative expenses		39,920	(d)	34,041		35,370	(f)	30,201	33,454
Foreclosed real estate and other repossessed assets (income) expenses		(1,122)	(e)	(2,163)	(e)	328		(50)	1,004
Merger and restructuring charges		—		—		—		—	10,092	(g)
COVID 19 expenses		1,108		1,223		1,531		1,769	1,504
Total non-interest expense		86,490		78,924		82,676		77,666	89,039
Income before income taxes		48,610		61,295		60,077		44,621	29,947
Income tax expense		15,330		19,624		19,250		14,248	6,646
Net income		33,280		41,671		40,827		30,373	23,301
Less: dividends on preferred stock		—		—		—		(1,255)	(1,628)
Net income available to common shareholders		$33,280		$41,671		$40,827		$29,118	$21,673
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. As a result of the decision to sell loans, the Company recognized $30.1 million in net charge-offs and an additional provision of $9.7 million, decreasing the allowance for credit losses by $20.4 million.
(b)During 4Q 2020 and 4Q 2021, the Company recognized annual insurance contingent commissions amounting to $4.3 million and $4.0 million, respectively.
(c)During 4Q 2021, the Company recognized $2.3 million in other income from a warrant payment, partially offset by $1.5 million loss on early extinguishment of $33.3 million FHLB advances.
(d)During 4Q 2021, the Company recognized $2.4 million for a legal reserve and to cover operational losses, $2.0 million in technology enhancements, and costs related to higher levels of business activity.
(e)During 4Q2021 and 3Q 2021, foreclosed real estate and other repossessed assets (income) expenses benefited from gain in real estate owned sales.
(f)During 2Q 2021, includes a technology project write-down amounting $2.2 million.
(g)On December 31, 2019, the Company acquired Scotiabank's operations, incurring in merger and restructuring charges of $10.1 million during 4Q 2020.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)		Year Ended
		December 31, 2021		December 31, 2020
Interest income:
Loans	(1)
Non-PCD loans		$338,068		$335,514
PCD loans		95,720		121,921	(e)
Total interest income from loans		433,788		457,435
Investment securities		15,411		15,912
Total interest income		449,199		473,347
Interest expense:
Deposits
Core deposits		38,808	(a)	56,066
Brokered deposits		206		4,132
Total deposits		39,014		60,198
Borrowings		2,815		4,717
Total interest expense		41,829		64,915
Net interest income		407,370		408,432
(Recapture of) provision for credit losses, excluding PCD loans	(1)	(7,540)		85,487
Provision for credit losses on PCD loans	(1)	7,761		7,185
Total provision for credit losses		221	(b)	92,672	(f)
Net interest income after provision for credit losses		407,149		315,760
Non-interest income:
Banking service revenues		71,706		62,579
Wealth management revenues		35,044		31,789
Mortgage banking activities		22,508		16,504
Total banking and financial service revenues		129,258		110,872	(f)
Bargain purchase from Scotiabank Acquisition		—		7,336	(g)
Other income, net		3,952		6,144	(h)
Total non-interest income, net		133,210		124,352
Non-interest expense:
Compensation and employee benefits		133,442		132,926
Occupancy, equipment and infrastructure costs		50,158		47,283
General and administrative expenses		139,532		135,432
Foreclosed real estate and other repossessed assets (income) expenses		(3,007)	(c)	7,767
Merger and restructuring charges		—		16,083	(i)
COVID 19 expenses		5,631		5,795
Total non-interest expense		325,756		345,286
Income before income taxes		214,603		94,826
Income tax expense		68,452		20,499
Net income		146,151		74,327
Less: dividends on preferred stock		(1,255)	(d)	(6,512)
Net income available to common shareholders		$144,896		$67,815
(a)During 2021, the Company had lower cost of core deposits, mainly from lower interest rates and time deposit maturities.
(b)During 2021, asset quality trends improved consistently, compared to prior year.
(c)During 2021, foreclosed real estate and other repossessed assets (income) expenses benefited from gain in real estate owned sales.
(d)During 2021, the Company redeemed all of its outstanding Series A, Series B, and Series D Preferred Stock.
(e)During 2020, the Company recognized interest recoveries on SOP loans acquired in the Scotiabank Acquisition collected subsequently to the acquisition date amounting to $6.5 million.
(f)During 2020, the Company increased its provision for credit losses by $39.1 million, as a result of the Covid-19 pandemic. Core revenues were also negatively impacted by the pandemic as a result of lockdown measures by the local Government.
(g)During 2020, the Company increased the Bargain purchase from Scotiabank Acquisition by $7.3 million, as part of remeasurement period adjustments.
(h)During 2020, the Company sold $316 million available for sale mortgage-backed securities and recognized a gain in the sale of $4.7 million.
(i)On December 31, 2019, the Company acquired Scotiabank's operations, incurring in merger and restructuring charges of $16.1 million during 2020.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)	December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021	December 31, 2020
Cash and cash equivalents	$2,023,650		$2,755,691		$2,767,693		$2,409,416	$2,155,577
Investments:
Trading securities	20		22		29		23	22
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period)
Mortgage-backed securities	496,310		494,727		487,014		457,673	432,935
US treasury notes	10,825		10,875		10,910		10,946	10,983
Other investment securities	3,578		3,505		3,695		2,390	2,520
Total investment securities available-for-sale	510,713		509,107		501,619		471,009	446,438

Mortgage-backed securities held-to-maturity, at amortized cost, no allowance for credit losses for any period	367,507		375,214		125,138		126,767	—
Federal Home Loan Bank (FHLB) stock, at cost	5,966		7,496		7,541		8,233	8,278
Other investments	11,612		10,434		9,168		5,557	3,962
Total investments	895,818		902,273		643,495		611,589	458,700
Loans, net	6,329,311		6,282,485		6,354,040		6,432,079	6,501,259
Other assets:
Prepaid expenses	60,856		65,003		61,678		58,348	61,416
Deferred tax asset, net	99,063		128,663		144,799		154,540	162,478
Foreclosed real estate and repossessed properties	16,984		15,433		16,818		18,366	13,412
Premises and equipment, net	92,124		86,981		85,993		83,756	83,786
Goodwill	86,069		86,069		86,069		86,069	86,069
Right of use assets	28,846		30,625		32,621		32,714	31,383
Core deposit, customer relationship intangible and other intangibles	36,093		38,545		40,995		43,445	45,896
Servicing asset	48,973		48,227		47,712		47,911	47,295
Accounts receivable and other assets	181,933	(b)	166,870		179,900		175,109	178,740
Total assets	$9,899,720		$10,606,865		$10,461,813		$10,153,342	$9,826,011

Deposits:
Demand deposits	$5,204,340		$5,531,124		$5,337,691		$4,889,759	$4,619,395
Savings accounts	2,177,780		2,378,211		2,277,296		2,138,125	1,914,239
Time deposits	1,209,627		1,323,688		1,464,134		1,693,924	1,832,891
Brokered deposits	11,371		11,366		11,371		34,954	49,115
Total deposits	8,603,118		9,244,389		9,090,492		8,756,762	8,415,640
Borrowings:
Advances from FHLB and other borrowings	28,488	(a)	62,934		63,867		65,013	66,268
Subordinated capital notes	36,083	(b)	36,083		36,083		36,083	36,083
Total borrowings	64,571		99,017		99,950		101,096	102,351
Other liabilities:
Securities purchased but not yet received	—		31,565		—		—	—
Derivative liabilities	804		1,136		1,293		1,465	1,712
Acceptances outstanding	35,329		24,371		27,703		24,389	33,349
Lease liability	30,498		32,167		34,052		34,017	32,566
Accrued expenses and other liabilities	96,240		120,555		128,326		127,190	154,418
Total liabilities	8,830,560		9,553,200		9,381,816		9,044,919	8,740,036
Stockholders' equity:
Preferred stock	—		—	(d)	24,000	(d)	92,000	92,000
Common stock	59,885		59,885		59,885		59,885	59,885
Additional paid-in capital	637,061		635,808		626,995		622,935	622,652
Legal surplus	117,677		114,485		110,235		106,165	103,269
Retained earnings	399,949		375,729		352,001		322,202	300,096
Treasury stock, at cost	(150,572)	(c)	(140,862)	(c)	(100,719)		(100,994)	(102,949)
Accumulated other comprehensive income, net	5,160		8,620		7,600		6,230	11,022
Total stockholders' equity	1,069,160		1,053,665		1,079,997		1,108,423	1,085,975
Total liabilities and stockholders' equity	$9,899,720		$10,606,865		$10,461,813		$10,153,342	$9,826,011
(a)During 4Q2021, the Company early terminated $33.3 million FHLB advances.
(b)On January 3, 2022, the Company early terminated $17.3 million of its subordinated capital notes. At December 31, 2021, the payment was already in process and therefore included in other assets.
(c)During 3Q 2021 and 4Q 2021, the Company repurchased $40.2 million and $9.7 million common stock, respectively, from its $50.0 million share buyback program.
(d)During 2Q 2021 and 3Q 2021, the Company redeemed Series A and B Preferred Stock, and Series D Preferred Stock, respectively.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		December 31, 2021		September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Non-PCD:	(1)
Mortgage		$718,848	(a)	$751,389	$775,606	$814,433	$847,101
Commercial		2,088,106		1,954,804	1,903,866	1,827,102	1,836,137
Commercial Paycheck Protection Program (PPP Loans)	(23)	86,889		136,698	228,677	311,823	282,713
Consumer		408,759		373,672	366,037	371,702	389,894
Auto		1,693,029		1,667,113	1,618,788	1,565,473	1,534,269
		4,995,631		4,883,676	4,892,974	4,890,533	4,890,114
Less: Allowance for credit losses		(132,065)	(a)	(138,874)	(148,314)	(156,978)	(161,015)
Total non- PCD loans held for investment, net		4,863,566		4,744,802	4,744,660	4,733,555	4,729,099

PCD:	(1)
Mortgage		1,188,423	(a)	1,270,854	1,324,274	1,406,044	1,459,932
Commercial		204,335	(a)	239,554	260,627	272,793	283,160
Consumer		916		959	981	1,120	1,394
Auto		13,281		15,820	19,236	23,036	27,533
		1,406,955		1,527,187	1,605,118	1,702,993	1,772,019
Less: Allowance for credit losses	(1)	(23,872)	(a)	(41,998)	(43,403)	(44,995)	(43,794)
Total PCD loans held for investment, net		1,383,083		1,485,189	1,561,715	1,657,998	1,728,225
Total loans held for investment		6,246,649		6,229,991	6,306,375	6,391,553	6,457,324
Mortgage loans held for sale		51,096	(b)	35,031	37,885	38,220	41,654
Other loans held for sale		31,566	(b)	17,463	9,780	2,306	2,281
Total loans, net		$6,329,311		$6,282,485	$6,354,040	$6,432,079	$6,501,259

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$1,907,271		$2,022,243	$2,099,880	$2,220,477	$2,307,033
Commercial		2,292,441		2,194,358	2,164,493	2,099,895	2,119,297
Commercial Paycheck Protection Program (PPP Loans)	(23)	86,889		136,698	228,677	311,823	282,713
Consumer		409,675		374,631	367,018	372,822	391,288
Auto		1,706,310		1,682,933	1,638,024	1,588,509	1,561,802
		6,402,586		6,410,863	6,498,092	6,593,526	6,662,133
Less: Allowance for credit losses		(155,937)	(a)	(180,872)	(191,717)	(201,973)	(204,809)
Total loans held for investment, net		6,246,649		6,229,991	6,306,375	6,391,553	6,457,324
Mortgage loans held for sale		51,096	(b)	35,031	37,885	38,220	41,654
Other loans held for sale		31,566	(b)	17,463	9,780	2,306	2,281
Total loans, net		$6,329,311		$6,282,485	$6,354,040	$6,432,079	$6,501,259
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. The Company transferred to held for sale past due residential mortgage loans with reporting balance of $39.8 million and a PCD commercial loan with reporting balance of $20.9 million. As a result of the decision to sell loans, the Company recognized $30.1 million in net charge-offs and an additional provision of $9.7 million, decreasing the allowance for credit losses by $20.4 million.
(b)At December 31, 2021, the mortgage loans transferred to held for sale referred in (a) had a reporting balance of $22.3 million and the commercial loan had a reporting balance of $9.7 million.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Year Ended
(Dollars in thousands) (unaudited)		December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Loan production	(13)
Mortgage		78,991	$85,535	$103,837	$95,851	$97,656	$364,214	$246,038
Commercial		238,356	154,146	218,425	83,820	174,894	694,747	411,153
Commercial PPP Loans		—	16	32,712	126,266	—	158,994	296,738
Commercial US Loans		79,264	100,066	109,522	44,841	49,221	333,693	222,935
Consumer		80,688	50,630	38,038	27,492	25,984	196,848	102,954
Auto		155,390	165,854	171,104	149,357	137,545	641,705	450,143
Total		$632,689	$556,247	$673,638	$527,627	$485,300	$2,390,201	$1,729,961

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

		2021 Q4			2021 Q3			2021 Q2			2021 Q1			2020 Q4
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents		$2,553,118	$944	0.15%	$2,699,144	$986	0.14%	$2,519,406	$706	0.11%	$2,204,431	$595	0.11%	$2,091,458	$613	0.12%
Investment securities		891,827	4,092	1.84%	714,669	3,216	1.80%	608,930	2,696	1.77%	518,038	2,176	1.68%	470,997	1,986	1.69%
Loans held for investment	(1)
Non-PCD loans		4,953,279	84,919	6.80%	4,899,312	85,032	6.89%	4,937,602	85,181	6.92%	4,893,874	82,936	6.87%	4,863,902	81,171	6.64%
PCD loans		1,498,849	22,660	6.05%	1,566,562	22,905	5.85%	1,660,967	24,880	5.99%	1,742,034	25,275	5.80%	1,844,382	29,250	6.34%
Total loans		6,452,128	107,579	6.62%	6,465,874	107,937	6.62%	6,598,569	110,061	6.69%	6,635,908	108,211	6.61%	6,708,284	110,421	6.55%
Total interest-earning assets		$9,897,073	$112,615	4.51%	$9,879,687	$112,139	4.50%	$9,726,905	$113,463	4.68%	$9,358,377	$110,982	4.81%	$9,270,739	$113,020	4.85%

Interest bearing liabilities:
Deposits
NOW accounts		$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%	$2,397,673	$2,393	0.40%	$2,344,903	$2,258	0.38%
Savings accounts		2,359,959	1,289	0.22%	2,330,121	1,639	0.28%	2,236,281	2,097	0.38%	2,003,963	2,124	0.43%	1,897,618	1,954	0.41%
Time deposits		1,270,955	2,464	0.77%	1,378,505	2,916	0.84%	1,579,414	4,243	1.07%	1,775,828	5,507	1.24%	1,893,070	6,975	1.47%
Brokered deposits		11,366	9	0.30%	11,366	10	0.34%	34,506	24	0.28%	45,955	163	1.44%	64,338	289	1.78%
		6,435,246	6,001	0.37%	6,474,977	6,853	0.42%	6,392,219	8,623	0.54%	6,223,419	10,187	0.66%	6,199,929	11,476	0.74%
Non-interest bearing deposit accounts		2,660,402	—	—	2,639,610	—	—	2,605,623	—	—	2,358,214	—	—	2,315,717	—	—
Fair value premium and core deposit intangible amortization		—	1,838	—	—	1,838	—	—	1,837	—	—	1,837	—	—	2,037	—
Total deposits		9,095,648	7,839	0.34%	9,114,587	8,691	0.38%	8,997,842	10,460	4.46%	8,581,633	12,024	0.56%	8,515,646	13,513	0.63%
Borrowings
Advances from FHLB and other borrowings		39,887	279	2.78%	62,860	450	2.84%	63,867	452	2.84%	64,868	459	2.87%	65,847	468	2.83%
Subordinated capital notes		36,083	293	3.23%	36,083	293	3.21%	36,083	294	3.27%	36,083	295	3.31%	36,083	301	3.34%
Total borrowings		75,970	572	2.99%	98,943	743	2.98%	99,950	746	2.99%	100,951	754	3.03%	101,930	769	3.01%
Total interest-bearing liabilities		$9,171,618	$8,411	0.36%	$9,213,530	$9,434	0.41%	$9,097,792	$11,206	0.49%	$8,682,584	$12,778	0.60%	$8,617,576	$14,282	0.66%
Interest rate spread			$104,204	4.15%		$102,705	4.09%		$102,257	4.19%		$98,204	4.21%		$98,738	4.19%
Net interest margin				4.18%			4.12%			4.22%			4.26%			4.24%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%	$2,397,673	$2,393	0.40%	$2,344,903	$2,258	0.38%
Savings accounts		2,359,959	1,289	0.22%	2,330,121	1,639	0.28%	2,236,281	2,097	0.38%	2,003,963	2,124	0.43%	1,897,618	1,954	0.41%
Time deposits		1,270,955	2,464	0.77%	1,378,505	2,916	0.84%	1,579,414	4,243	1.07%	1,775,828	5,507	1.24%	1,893,070	6,975	1.47%
		6,423,880	5,992	0.37%	6,463,611	6,843	0.42%	6,357,713	8,599	0.54%	6,177,464	10,024	0.66%	6,135,591	11,187	0.73%
Non-interest bearing deposit accounts		2,660,402	—	—	2,639,610	—	—	2,605,623	—	—	2,358,214	—	—	2,315,717	—	—
Total core deposits		$9,084,282	$5,992	0.26%	$9,103,221	$6,843	0.30%	$8,963,336	$8,599	0.38%	$8,535,678	$10,024	0.47%	$8,451,308	$11,187	0.53%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

		2021 YTD			2020 YTD
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents		$2,495,542	$3,231	0.13%	$1,591,613	$4,373	0.27%
Investment securities		684,476	12,180	1.78%	626,866	11,539	1.84%
Loans held for investment	(1)
Non-PCD loans		4,921,186	338,068	6.87%	4,801,813	335,514	6.99%
PCD loans		1,616,302	95,720	5.92%	1,946,697	121,921	6.26%
Total loans		6,537,488	433,788	6.64%	6,748,510	457,435	6.78%
Total interest-earning assets		$9,717,506	$449,199	4.62%	$8,966,989	$473,347	5.28%

Interest bearing liabilities:
Deposits
NOW accounts		$2,623,358	$9,179	0.35%	$2,156,300	$9,029	0.42%
Savings accounts		2,233,824	7,149	0.32%	1,858,416	8,380	0.45%
Time deposits		1,499,457	15,130	1.01%	1,966,706	30,455	1.55%
Brokered deposits		25,664	206	0.80%	168,728	4,132	2.45%
		6,382,303	31,664	0.50%	6,150,150	51,996	0.85%
Non-interest bearing deposit accounts		2,566,924	—	—	2,069,786	—	—%
Fair value premium and core deposit intangible amortization		—	7,350	—	—	8,202	—
Total deposits		8,949,227	39,014	0.44%	8,219,936	60,198	0.73%
Borrowings
Securities sold under agreements to repurchase		—	—	—%	50,874	1,335	2.63%
Advances from FHLB and other borrowings		57,816	1,641	2.84%	71,314	1,988	2.79%
Subordinated capital notes		36,083	1,174	3.25%	36,083	1,394	3.86%
Total borrowings		93,899	2,815	3.00%	158,271	4,717	2.98%
Total interest-bearing liabilities		$9,043,126	$41,829	0.46%	$8,378,207	$64,915	0.77%
Interest rate spread			$407,370	4.16%		$408,432	4.51%
Net interest margin				4.19%			4.55%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,623,358	$9,179	0.35%	$2,156,300	$9,029	0.42%
Savings accounts		2,233,824	7,149	0.32%	1,858,416	8,380	0.45%
Time deposits		1,499,457	15,130	1.01%	1,966,706	30,455	1.55%
		6,356,639	31,458	0.49%	5,981,422	47,864	0.80%
Non-interest bearing deposit accounts		2,566,924	—	—%	2,069,786	—	—%
Total core deposits		$8,923,563	$31,458	0.35%	$8,051,208	$47,864	0.59%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics (1)

		2021		2021		2021	2021	2020
(Dollars in thousands) (unaudited)		Q4		Q3		Q2	Q1	Q4
Net Charge-offs	(21)
Non-PCD
Mortgage:
Charge-offs		$4,573	(a)	$160		$268	$787	$225
Recoveries		(416)		(419)		(193)	(615)	(79)
Total mortgage		4,157		(259)		75	172	146
Commercial:
Charge-offs		550		7,518	(b)	653	68	413
Recoveries		(418)		(558)		(996)	(430)	(334)
Total commercial		132		6,960		(343)	(362)	79
Consumer:
Charge-offs		2,144		2,370		2,897	4,469	6,456
Recoveries		(743)		(894)		(697)	(565)	(1,832)
Total consumer		1,401		1,476		2,200	3,904	4,624
Auto:
Charge-offs		7,288		4,989		5,170	9,083	12,071
Recoveries		(6,282)		(5,874)		(5,997)	(5,817)	(5,928)
Total auto		1,006		(885)		(827)	3,266	6,143
Total		$6,696		$7,292		$1,105	$6,980	$10,992

PCD
Mortgage:
Charge-offs		$15,010	(a)	$1,008		$1,742	$2,590	$1,344
Recoveries		(452)		(641)		(184)	(146)	(63)
Total mortgage		14,558		367		1,558	2,444	1,281
Commercial:
Charge-offs		12,123	(a)	68		6	43	33,061	(b)
Recoveries		(746)		(1,316)		(430)	(436)	(234)
Total commercial		11,377		(1,248)		(424)	(393)	32,827
Consumer:
Charge-offs		—		—		—	22	21
Recoveries		(42)		(219)		(33)	(21)	(200)
Total consumer		(42)		(219)		(33)	1	(179)
Auto:
Charge-offs		140		124		226	456	574
Recoveries		(247)		(265)		(314)	(383)	(681)
Total auto		(107)		(141)		(88)	73	(107)
Total		$25,786		$(1,241)		$1,013	$2,125	$33,822

Total Net Charge-offs		$32,482		$6,051		$2,118	$9,105	$44,814
Net Charge-off Rates	(21)
Mortgage		3.79%	(a)	0.02%		0.30%	0.47%	0.25%
Commercial		1.95%	(a)	0.97%	(b)	-0.13%	-0.13%	5.45%	(b)
Consumer		1.29%		1.26%		2.17%	3.78%	4.09%
Auto		0.21%		-0.25%		-0.23%	0.85%	1.56%
Total		2.01%	(a)	0.37%	(b)	0.13%	0.55%	2.67%	(b)
Average Loans Held For Investment	(21)
Mortgage		$1,972,889		$2,047,272		$2,147,927	$2,243,303	$2,305,495
Commercial		2,362,120		2,360,642		2,443,407	2,405,419	2,416,703
Consumer		421,824		400,582		400,365	413,191	434,565
Auto		1,695,295		1,657,378		1,606,870	1,573,995	1,551,521
Total		$6,452,128		$6,465,874		$6,598,569	$6,635,908	$6,708,284
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. As a result of the decision to sell loans, the Company recognized $30.1 million in net charge-offs and an additional provision of $9.7 million, decreasing the allowance for credit losses by $20.4 million.
(b)During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans) (1)

		2021	2021	2021	2021	2020
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$16,565	$15,233	$16,556	$17,541	$23,575
Commercial		4,736	4,150	3,715	3,911	8,043
Consumer		5,273	4,985	4,885	8,059	10,994
Auto		90,272	76,262	66,068	75,449	88,357
Total		$116,846	$100,630	$91,224	$104,960	$130,969
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.30%	2.03%	2.13%	2.15%	2.78%
Commercial		0.23%	0.21%	0.20%	0.21%	0.44%
Consumer		1.29%	1.33%	1.33%	2.17%	2.82%
Auto		5.33%	4.57%	4.08%	4.82%	5.76%
Total		2.34%	2.06%	1.86%	2.15%	2.68%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$45,521	$58,146	$60,892	$63,057	$69,670
GNMA's buy-back option program		14,511	19,944	28,118	40,777	56,193
Total mortgage		60,032	78,090	89,010	103,834	125,863
Commercial		14,129	13,742	21,549	26,065	30,604
Consumer		7,246	6,987	7,200	10,812	15,148
Auto		103,733	87,672	73,259	86,918	108,842
Total		$185,140	$186,491	$191,018	$227,629	$280,457
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		6.33%	7.74%	7.85%	7.74%	8.22%
GNMA's buy-back option program		2.02%	2.65%	3.63%	5.01%	6.63%
Total mortgage		8.35%	10.39%	11.48%	12.75%	14.86%
Commercial		0.68%	0.70%	1.13%	1.43%	1.67%
Consumer		1.77%	1.87%	1.97%	2.91%	3.89%
Auto		6.13%	5.26%	4.53%	5.55%	7.09%
Total		3.71%	3.82%	3.90%	4.65%	5.74%
Nonperforming Assets	(14)
Mortgage		$39,394	$51,612	$52,773	$50,998	$47,731
Commercial		37,603	28,472	37,858	42,778	41,999
Consumer		2,303	2,203	2,466	2,835	4,223
Auto		19,829	12,055	7,606	11,842	20,766
Total nonperforming loans		99,129	94,342	100,703	108,453	114,719
Foreclosed real estate		15,039	13,904	15,093	15,598	11,596
Other repossessed assets		1,945	1,528	1,725	2,768	1,816
Total nonperforming assets		$116,113	$109,774	$117,521	$126,819	$128,131
Nonperforming Loan Rates
Mortgage		5.48%	6.87%	6.80%	6.26%	5.63%
Commercial		1.80%	1.46%	1.99%	2.34%	2.29%
Consumer		0.56%	0.59%	0.67%	0.76%	1.08%
Auto		1.17%	0.72%	0.47%	0.76%	1.35%
Total loans		1.98%	1.93%	2.06%	2.22%	2.35%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics (1)

		2021		2021	2021	2021	2020
(Dollars in thousands) (unaudited)		Q4		Q3	Q2	Q1	Q4
Nonperforming PCD Loans	(14)
Mortgage		$334		$2,030	$2,067	$958	$1,003
Commercial		12,545	(a)	36,798	34,502	34,906	36,470
Consumer		—		—	—	—	1
Total nonperforming loans		$12,879		$38,828	$36,569	$35,864	$37,474
Nonperforming PCD Loan Rates
Mortgage		0.03%		0.16%	0.16%	0.07%	0.07%
Commercial		6.14%	(a)	15.36%	13.24%	12.80%	12.88%
Consumer		0.00%		0.00%	0.00%	0.00%	0.07%
Total		0.92%	(a)	2.54%	2.28%	2.11%	2.11%
Total PCD Loans Held for Investment	(21)
Mortgage		$1,188,423		$1,270,854	$1,324,274	$1,406,044	$1,459,932
Commercial		204,335		239,554	260,627	272,793	283,160
Consumer		916		959	981	1,120	1,394
Total loans		$1,393,674		$1,511,367	$1,585,882	$1,679,957	$1,744,486

		2021		2021		2021	2021	2020
(Dollars in thousands) (unaudited)		Q4		Q3		Q2	Q1	Q4
Total Nonperforming Loans	(14)
Mortgage		$39,728	(b)	$53,642		$54,840	$51,891	$47,970
Commercial		50,148	(a)	65,270	(c)	72,360	77,684	78,469
Consumer		2,303		2,203		2,466	2,900	4,988
Auto		19,829		12,055		7,606	11,842	20,766
Total nonperforming loans		$112,008		$133,170		$137,272	$144,317	$152,193
Total Nonperforming Loan Rates
Mortgage		2.08%	(b)	2.65%		2.63%	2.36%	2.10%
Commercial		2.11%	(a)	2.80%	(c)	3.02%	3.22%	3.27%
Consumer		0.56%		0.59%		0.64%	0.73%	1.20%
Auto		1.16%		0.72%		0.46%	0.75%	1.33%
Total		1.75%		2.08%		2.11%	2.19%	2.28%
Total Loans Held for Investment	(21)
Mortgage		$1,907,271		$2,022,243		$2,084,442	$2,197,106	$2,283,375
Commercial		2,379,330		2,331,056		2,393,170	2,411,718	2,402,010
Consumer		409,675		374,631		382,456	396,193	414,946
Auto		1,706,310		1,682,933		1,638,024	1,588,509	1,561,802
Total loans		$6,402,586		$6,410,863		$6,498,092	$6,593,526	$6,662,133
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. The Company transferred to held for sale past due residential mortgage loans with reporting balance of $39.8 million and a PCD commercial loan with reporting balance of $20.9 million.
(b)During 3Q 2021, the Company charged-off $6.5 million for a previously reserved amount on a commercial loan. During 4Q 2020, the Company charged-off $31.2 million for two commercial PCD loans.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)

	Quarter Ended December 31, 2021
(Dollars in thousands) (unaudited)	Mortgage		Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$16,867		$33,240		$17,848	$70,919	$138,874
Provision for (recapture of) credit losses	2,589	(a)	(846)		2,694	(4,550)	(113)
Charge-offs	(4,573)	(a)	(550)		(2,144)	(7,288)	(14,555)
Recoveries	416		418		743	6,282	7,859
Balance at end of period	$15,299		$32,262		$19,141	$65,363	$132,065

Allowance for credit losses PCD:
Balance at beginning of period	$30,390		$11,166		$37	$405	$41,998
Provision for (recapture of) credit losses	3,186	(a)	4,719	(a)	(45)	(200)	7,660
Charge-offs	(15,010)	(a)	(12,123)	(a)	—	(140)	(27,273)
Recoveries	452		746		42	247	1,487
Balance at end of period	$19,018		$4,508		$34	$312	$23,872

Allowance for credit losses summary:
Balance at beginning of period	$47,257		$44,406		$17,885	$71,324	$180,872
Provision for (recapture of) credit losses	5,775	(a)	3,873	(a)	2,649	(4,750)	7,547
Charge-offs	(19,583)	(a)	(12,673)	(a)	(2,144)	(7,428)	(41,828)
Recoveries	868		1,164		785	6,529	9,346
Balance at end of period	$34,317		$36,770		$19,175	$65,675	$155,937
Allowance coverage ratio	1.80%		1.55%		4.68%	3.85%	2.44%
Allowance coverage ratio excluding PPP loans (Non-GAAP)	1.80%		1.60%		4.68%	3.85%	2.47%
(a)During 4Q 2021, the Company decided to sell $65.5 million of past due loans. As a result of the decision to sell loans, the Company recognized $30.1 million in net charge-offs and an additional provision of $9.7 million, decreasing the allowance for credit losses by $20.4 million.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2021		2021		2021		2021	2020
(Dollars in thousands) (unaudited)	Q4		Q3		Q2		Q1	Q4
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,069,160	(a)	$1,053,665	(a)(b)	$1,079,997	(b)	$1,108,423	$1,085,975
Less: Intangible assets	(122,162)		(124,614)		(127,064)		(129,514)	(131,965)
Noncumulative perpetual preferred stock	—		—		(24,000)	(b)	(92,000)	(92,000)
Noncumulative perpetual preferred stock issuance costs	—		—		7,453	(b)	10,130	10,130
Tangible common equity	$946,998		$929,051		$936,386		$897,039	$872,140

Common shares outstanding at end of period	49,636	(a)	49,977	(a)	51,661		51,579	51,387
Tangible book value per common share (Non-GAAP)	$19.08	(a)	$18.59	(a)	$18.13		$17.39	$16.97
Total Assets to Tangible Assets
Total assets	$9,899,720		$10,606,865		$10,461,813		$10,153,342	$9,826,011
Less: Intangible assets	(122,162)		(124,614)		(127,064)		(129,514)	(131,965)
Tangible assets (Non-GAAP)	$9,777,558		$10,482,251		$10,334,749		$10,023,828	$9,694,046
Non-GAAP TCE Ratio
Tangible common equity	$946,998	(a)	$929,051	(a)	$936,386		$897,039	$872,140
Tangible assets	9,777,558		10,482,251		10,334,749		10,023,828	9,694,046
TCE ratio	9.69%		8.86%		9.06%		8.95%	9.00%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,066,764	(a)	$1,068,618	(a)(b)	$1,083,452	(b)	$1,101,046	$1,083,423
Less: Average noncumulative perpetual preferred stock	—		(3,391)	(b)	(44,923)	(b)	(92,000)	(92,000)
Average noncumulative perpetual preferred stock issuance costs	—		1,134	(b)	8,306	(b)	10,130	10,130
Average total common stockholders' equity	$1,066,764		$1,066,361		$1,046,835		$1,019,176	$1,001,553
Less: Average intangible assets	(123,201)		(125,723)		(128,311)		(130,767)	(133,542)
Average tangible common equity	$943,563		$940,638		$918,524		$888,409	$868,011
(a)During 3Q 2021 and 4Q 2021, the Company repurchased $40.2 million and $9.7 million common stock, respectively, from its $50.0 million share buyback program.
(b)During 2Q 2021 and 3Q 2021, the Company redeemed Series A and B Preferred Stock, and Series D Preferred Stock, respectively.

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2021		2021		2021		2021	2020
(Dollars in thousands) (unaudited)		Q4		Q3		Q2		Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$964,286	(a)	$931,884	(a)	$957,238		$919,856	$894,074
Tier 1 capital		999,286	(a)	966,884	(a)(b)	1,008,785	(b)	1,036,726	1,010,944
Total risk-based capital	(15)	1,086,899	(a)	1,053,184	(a)(b)	1,094,786	(b)	1,121,830	1,096,764
Risk-weighted assets		7,004,876		6,893,254		6,861,890		6,782,685	6,837,846
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	13.77%		13.52%		13.95%		13.56%	13.08%
Tier 1 risk-based capital ratio	(17)	14.27%		14.03%		14.70%		15.28%	14.78%
Total risk-based capital ratio	(18)	15.52%		15.28%		15.95%		16.54%	16.04%
Leverage ratio	(19)	9.63%		9.33%		9.84%		10.48%	10.30%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity	(1)	$1,069,160	(a)	$1,053,665	(a)(b)	$1,079,997	(b)	$1,108,423	$1,085,975
Plus:CECL transition adjustment	(20)	27,409		29,111		31,471		33,637	34,646
Less:Noncumulative perpetual preferred stock		—		—	(b)	(24,000)	(b)	(92,000)	(92,000)
Noncumulative perpetual preferred stock issuance costs		—		—	(b)	7,453	(b)	10,130	10,130
Unrealized gains on available-for-sale securities, net of income tax		(5,663)		(9,330)		(8,408)		(7,146)	(12,091)
Unrealized losses on cash flow hedges, net of income tax		503		710		808		916	1,069
		1,091,409		1,074,156		1,087,321		1,053,960	1,027,729
Less:Disallowed goodwill		(86,069)		(86,069)		(86,069)		(86,069)	(86,069)
Disallowed other intangible assets, net		(25,769)		(26,938)		(28,555)		(30,172)	(32,073)
Disallowed deferred tax assets, net		(15,285)		(29,265)		(15,459)		(17,863)	(15,513)
Common equity Tier 1 capital		964,286		931,884		957,238		919,856	894,074
Plus:Qualifying noncumulative perpetual preferred stock		—		—	(b)	24,000	(b)	92,000	92,000
Qualifying noncumulative perpetual preferred stock issuance costs		—		—	(b)	(7,453)	(b)	(10,130)	(10,130)
Subordinated capital notes		35,000		35,000		35,000		35,000	35,000
Tier 1 capital		999,286		966,884		1,008,785		1,036,726	1,010,944
Plus tier 2 capital: Qualifying allowance for loan and lease losses		87,613		86,300		86,001		85,104	85,820
Total risk-based capital		$1,086,899		$1,053,184		$1,094,786		$1,121,830	$1,096,764
(a)During 3Q 2021 and 4Q 2021, the Company repurchased $40.2 million and $9.7 million common stock, respectively, from its $50.0 million share buyback program.
(b)During 2Q 2021 and 3Q 2021, the Company redeemed Series A and B Preferred Stock, and Series D Preferred Stock, respectively.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	We used the term "PCI" to refer to loans acquired with credit deterioration from the Scotiabank Acquisition (December 31, 2019), the BBVAPR Acquisition (December 18, 2012) and the Eurobank FDIC-Assisted Acquisition (April 30, 2010), recorded at fair value at acquisition. On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)	Total banking and financial service revenues.
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Table 9: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL vs the incurred loss methodology.
(21)	CECL replaced the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.
(22)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(23)	PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.